Other Assets, Net	12 Months Ended
Dec. 31, 2012
OTHER ASSETS, NET: [Abstract]
Other Assets Disclosure

14. OTHER ASSETS, NET:

	As of December 31, (in thousands)
	2011	2012
Prepayment for an office building	$125,696	$126,004
Prepayment for Sohu services	—	10,138
Deferred tax assets, net	3,605	5,000
Others	1,064	661

Total	$130,365	$141,803

In August 2010, Changyou entered into agreements with a property developer for the purchase of an office building to be built in Beijing at a price of approximately $158.5 million. The office building is to serve as Changyou’s headquarters and has an area of approximately 56,549 square meters. As of December 31, 2012, the Group had paid $126.0 million to the property developer and paid $15.8 million in February, 2013. The remaining amount, which is approximately $16.7 million, is expected to be settled in the first half of 2013 when the office building is completed and accepted by Changyou.